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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                          July 29, 1996
- ------------------------------------------------------------------
        Date of Report (Date of earliest event reported)


                   SA TELECOMMUNICATIONS, INC.
- ------------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


Delaware                      0-18048        75-2258519
- ----------------------------  -----------    -------------------
(State or Other Jurisdiction  (Commission    (IRS Employer
of Incorporation)             File Number)   Identification No.)


1600 Promenade Center, 15th Floor
Richardson, Texas                            75080
- ------------------------                     ----------
(Address of Principal                        (Zip Code)
Executive Offices)


                         (214) 690-5888
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      (Registrant's telephone number, including area code)


                         Not Applicable
- ------------------------------------------------------------------
  (Former name or former address, if changed since last report)


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ITEM 5.   Other Events.

     This Current Report on Form 8-K is submitted to correct exhibits 10.35, 10.37 and 10.40 (collectively referred to as the "Exhibits") filed by SA Telecommunications, Inc., a Delaware corporation (the "Company"), as part of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 (the "Annual Report"). The corrected Exhibits are attached hereto and incorporated herein by reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits

          Exhibit No.              Document Description
          -----------              --------------------

          10.35                    Amended and Restated 9%
                                   Convertible Subordinated
                                   Debenture dated as of March 18,
                                   1996 issued to Killeba
                                   Holdings, Ltd. (filed herewith)

          10.37 9% Convertible Subordinated Debenture dated as of March 18, 1996 issued to Phillip and Rae Huberfeld (filed herewith)

          10.40                    9% Convertible Subordinated
                                   Debenture dated as of March 18,
                                   1996 issued to Moses Elias
                                   (filed herewith)

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SA TELECOMMUNICATIONS, INC.



Date:  July 29, 1996          By:  /s/ J. David Darnell
                                   -------------------------------
                                   J. David Darnell, Vice
                                   President, Finance and Chief
                                   Financial Officer